                                                                  EXHIBIT 10.1.2

                                SECOND AMENDMENT
                                       TO
                     REAL ESTATE PURCHASE AND SALE AGREEMENT

     This Second Amendment to Real Estate Purchase and Sale Agreement (this "Amendment") is entered into as of September 30, 2005 by and between Dayton Superior Corporation (the "Seller") and STAG Capital Partners, LLC (the "Purchaser").

                                   BACKGROUND

     A. Seller and Purchaser entered into a Real Estate Purchase and Sale Agreement with an Effective Date of August 2, 2005 (as amended by that certain First Amendment to Real Estate Purchase Agreement dated as of August 31, 2005, the "P&S Agreement") concerning certain premises located at 1900 Wilson, Parsons, Kansas, 721 Richard Street, Miamisburg, Ohio, 636 South 66th Terrace, Kansas City, Kansas and 625 Crane Street, Aurora, Illinois.

     B. Seller and Purchaser wish to ratify and amend the P&S Agreement as provided below.

     C. Capitalized terms used herein without definition have the meanings given to them in the P&S Agreement.

                                    AGREEMENT

     NOW THEREFORE, for valuable consideration, the Seller and Purchaser agree as follows:

     1. Section 8.6 of the P&S Agreement is hereby deleted in its entirety and replaced with the following:

     SECTION 8.6. PURCHASE PRICE ALLOCATION. The Purchase Price shall be allocated as follows:

Parsons Property:       $2,500,000
Ohio Property:          $4,100,000
Kansas City Property:   $2,100,000
Illinois Property:      $3,300,000

     2. The Closing Date (as defined in Section 2.3 of the P&S Agreement) is extended to October 11, 2005, subject to extension as provided in the P&S Agreement.

     3. Except as otherwise provided above, the P&S Agreement is ratified and confirmed and remains in full force and effect.

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     4. All references in the P&S Agreement to "this Agreement" shall mean the
P&S Agreement as amended by this Amendment.

     5. This Amendment may be executed by facsimile and in counterparts and it shall be sufficient that the signature of each party appear on one or more of such counterparts.

     EXECUTED under seal as of the date first above written.

                                       SELLER:

                                       Dayton Superior Corporation


                                       By: /s/ Mark K. Kaler
                                           ------------------------------------
                                       Name: Mark K. Kaler
                                             ----------------------------------
                                       Title: Vice President, Strategic Planning
                                              ---------------------------------

                                       PURCHASER:

                                       STAG Capital Partners, LLC


                                       By: /s/ Benjamin S. Butcher
                                           ------------------------------------
                                       Name: Benjamin S. Butcher
                                       Title: Manager